FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

Commission file number 1-12579

OGE ENERGY CORP.
(Exact name of registrant as specified in its charter)

                                          Oklahoma                                                                                                                        73-1481638
                          (State or other jurisdiction of                                                                                                       (I.R.S. Employer
                          incorporation or organization)                                                                                                    Identification No.)

321 North Harvey
P. O. Box 321
Oklahoma City, Oklahoma 73101-0321
(Address of principal executive offices)
(Zip Code)

405-553-3000
(Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

Certification Pursuant to Order 4-460

          On August 13, 2002, pursuant to Order No. 4-460 of the United States Securities and Exchange Commission, Steven E. Moore, the Chief Executive Officer, and James R. Hatfield, the Chief Financial Officer of the Company, respectively, each provided the requisite written statements, dated as of August 13, 2002, under oath to the effect that:

     (1)  To the best of their  knowledge,  based upon a review of the covered reports of
          OGE Energy Corp., and, except as corrected or supplemented in a subsequent covered report:

          o    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on
               Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2)  They have reviewed the contents of this statement with the Company's Audit
          Committee.

     (3)  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o    the Annual Report on Form 10-K of OGE Energy Corp. filed with the
               Commission on March 28, 2002;

          o    all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of OGE Energy Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.

Certification Pursuant to § 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report of OGE Energy Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Steven E. Moore, the Chief Executive Officer, and James R. Hatfield, the Chief Financial Officer of the Company, respectively, certified, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the
          Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

          The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By        /s/         Donald R. Rowlett
      Donald R. Rowlett
  Vice President and Controller

(On behalf of the registrant and in
his capacity as Chief Accounting Officer)

August 14, 2002